UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)   May 9, 2008
Sparton Corporation

(Exact Name of Registrant as Specified in Its Charter)
Ohio

(State or Other Jurisdiction of Incorporation)

1-1000	38-1054690

(Commission File Number)	(IRS Employer Identification No.)

2400 East Ganson Street, Jackson, Michigan	49202

(Address of Principal Executive Offices)	(Zip Code)
(517) 787-8600

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE
On May 9, 2008 Sparton Corporation responded in writing to a series of inquiries made by a shareholder.

ITEM 7.01.	REGULATION FD DISCLOSURE
On May 9, 2008 Sparton Corporation, an Ohio Corporation (the “Company”) sent correspondence to a shareholder responding to a series of written inquiries the Company received from the shareholder relating to the Form 10-Q filed by the Company for the second quarter of the fiscal year ending June 30, 2008. In the Company’s response it provided information to the shareholder on, among other items, the treatment of corporate tax rates, the recognition of sonobuoy contract awards, and a legal opinion it received regarding ERISA issues the shareholder raised with respect to a defined benefit pension plan the Company maintains for employees.
The information is this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by the specific reference in such a filing.
The foregoing description of the correspondence is qualified in its entirety by reference to the correspondence, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
Exhibit 99.1       Correspondence dated May 9, 2008 issued by Sparton Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION
/s/ Richard L. Langley
Richard L. Langley
Chief Executive Officer May 9, 2008

Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Correspondence dated May 9, 2008 issued by Sparton Corporation.